(2_FIDELITY_LOGOS)

FIDELITY FIFTY

SEMIANNUAL REPORT
DECEMBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE    3    Ned Johnson on investing
                            strategies.

PERFORMANCE            4    How the fund has done over time.

FUND TALK              6    The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES     9    A summary of major shifts in the
                            fund's investments over the past six
                            months.

INVESTMENTS            10   A complete list of the fund's
                            investments with their market
                            values.

FINANCIAL STATEMENTS   16   Statements of assets and liabilities,
                            operations, and changes in net
                            assets,
                            as well as financial highlights.

NOTES                  20   Notes to the financial statements.


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE



DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term, as we witnessed last year. You also can help to manage some of the risks of investing through diversification. A stock fund is already diversified because it invests in many issues. You can diversify even further by placing some of your money in several different types of stock funds or in other investment categories, such as bonds.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). Fidelity Fifty has a 3% sales charge, which was waived beginning January 1, 1995 through December 31, 1996.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995          PAST 6   PAST 1   LIFE OF
                                         MONTHS   YEAR     FUND

Fidelity Fifty                           9.74%    32.13%   45.52%

Fidelity Fifty (incl. 3% sales charge)   6.45%    28.17%   41.15%

S&P 500(registered trademark)            14.45%   37.58%   42.63%

Average Capital Appreciation Fund        11.87%   30.34%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, or since the fund started on September 17, 1993. For example, if you invested $1,000 in a fund that had a 5% return, over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's Composite Index of 500 Stocks - a common proxy for the U.S. stock market. To measure how the fund's performance stacked up against its peers, you can compare it to the average capital appreciation fund, which reflects the performance of 171 capital appreciation funds with similar objectives tracked by Lipper Analytical Services over the past six months. Both benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995                PAST 1   LIFE OF
                                               YEAR     FUND

Fidelity Fifty                                 32.13%   17.80%

Fidelity Fifty (incl. 3% sales charge)         28.17%   16.24%

S&P 500(registered trademark)                  37.58%   16.77%

Average Capital Appreciation Fund              30.34%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
           Fidelity Fifty              SP Standard & Poor 500
  09/17/93       9700.00                    10000.00
  09/30/93       9971.60                     9999.89
  10/31/93      10369.30                    10206.89
  11/30/93      10204.40                    10109.92
  12/31/93      10272.24                    10232.25
  01/31/94      10660.60                    10580.15
  02/28/94      10505.25                    10293.43
  03/31/94       9990.67                     9844.63
  04/30/94      10116.89                     9970.64
  05/31/94      10126.60                    10134.16
  06/30/94       9874.16                     9885.88
  07/31/94      10262.53                    10210.13
  08/31/94      10796.53                    10628.75
  09/30/94      10767.40                    10368.34
  10/31/94      10990.71                    10601.63
  11/30/94      10495.55                    10215.52
  12/31/94      10682.65                    10367.02
  01/31/95      10623.74                    10635.83
  02/28/95      11065.57                    11050.31
  03/31/95      11536.87                    11376.41
  04/30/95      11860.88                    11711.44
  05/31/95      12302.72                    12179.55
  06/30/95      12862.38                    12462.48
  07/31/95      13520.22                    12875.73
  08/31/95      13547.85                    12908.05
  09/30/95      13994.60                    13452.77
  10/31/95      13610.19                    13404.75
  11/30/95      14181.61                    13993.21
  12/29/95      14115.33                    14262.72






$10,000 OVER LIFE OF FUND: Let's say you invested $10,000 in Fidelity Fifty on September 17, 1993, when the fund started, and paid a 3% sales charge. As the chart shows, by December 31, 1995, the value of your investment would have grown to $14,115 - a 41.15% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $14,263 - a 42.63% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
growth in the long run and
volatility in the short run. In
turn, the share price and
return of a fund that invests in
stocks will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Scott Stewart, Portfolio Manager of Fidelity Fifty
Q. SCOTT, HOW HAS THE FUND PERFORMED?
A. For the six months ended December 31, 1995, the fund had a total return of 9.74%. That trailed both the 11.87% six-month return for the average capital appreciation fund tracked by Lipper Analytical Services and the 14.45% return for the Standard & Poor's Composite Index of 500 Stocks for the same period. For the 12 months ended December 31, 1995, the fund had a total return of 32.13%, while the average capital appreciation fund posted a 30.34% return and the S&P 500 returned 37.58%.
Q. WHAT CONTRIBUTED TO THE FUND'S PERFORMANCE RELATIVE TO THE INDEX?
A. While I use certain techniques to manage the fund's risk, Fidelity Fifty still has a more aggressive style than a portfolio made up strictly of stocks in the S&P 500. Fidelity Fifty is composed of more smaller-sized companies whose earnings are variable and whose stocks yield less dividends than those found in the index. These types of stocks, in general, did not perform as well as the large-capitalization S&P stocks, as demonstrated by the lower return -12.26% for the six months ended December 31 - of the Russell 2000 Index, a measure of smaller-capitalization stocks. In addition, while stock selection - what I would call the "engine" of Fidelity Fifty's active performance - was strong since the fund's inception and in the first six months of 1995, it kept the fund from performing better through the last six months of 1995.
Q. AND WHY DID THE FUND UNDERPERFORM THE AVERAGE CAPITAL APPRECIATION FUND OVER THE PAST SIX MONTHS, BUT OUTPERFORM IT OVER THE PAST 12 MONTHS?
A. I believe that stock selection was a major detractor in the second half of 1995. In addition, the fund probably held fewer companies with stable earnings than funds in the Lipper category, and more underperforming stocks in the automobile industry. Looking at the fund's 12-month performance, it appears stock selection was the main reason it did better than the Lipper average. It's important for shareholders to remember, though, that Fidelity Fifty was designed to add long-term value over its peers and the S&P 500, rather than focus on any particular year or six-month period. So far, the fund has been successful at adding value, outperforming both the Lipper average and the S&P 500 since inception.
Q. WHAT HAS THE STOCK MARKET ENVIRONMENT BEEN LIKE OVER THE PAST SIX
MONTHS?
A. There have been a number of trends. First, the peak of the strong performance by stocks in the technology sector occurred in September. Subsequently, they've tended to deteriorate. Second, with the drop in technology stocks and the economy continuing its slowdown in the second half of the year, there was a move by investors to defensive groups, including energy, pharmaceuticals and consumer non-cyclicals. These groups comprise companies whose earnings tend to remain steady regardless of the economic backdrop. Third, financial stocks continued to do well, largely on the heels of merger and acquisition activity, in spite of slowing loan growth and signs of deteriorating credit quality. While the fund had investments in the areas that performed well, its results were affected by stocks in the areas that didn't.
Q. WHICH STOCKS HELPED THE FUND'S PERFORMANCE?
A. General Electric, Philip Morris, PepsiCo and Merck - all examples of quality stocks - helped. In addition, America Online did well because of strong new subscriptions. Pioneer Hi-Bred, one of the leaders in high-performance corn seed production, benefited from a mediocre corn crop this year. Pioneer had virtually no debt and was buying back shares. I sold this stock once it reached my target price. New product development - including an innovative Internet search technology - as well as solid performance from its Alpha semiconductor chip spurred Digital Equipment's stock. And Case Corporation, a company that manufactures agricultural and construction equipment, was helped by cost cutting and strong European sales.
Q. AND WHICH STOCKS DIDN'T DO AS WELL AS YOU WOULD HAVE LIKED?
A. One was DSC Communications, a cellular equipment company. Weaker-than-expected cellular telephone sales - especially from the company's main client, Motorola - hurt the stock. Another was Apria Health Care, a supplier of oxygen for home use. The company suffered from discussions in Congress that indicated Medicaid reimbursements might be cut by as much as 40%, a move that would cut into the company's earnings. Finally, Novell dropped due to revenue and sales problems in its word processing group and slower-than-expected growth in its networking business. The fund no longer owns any of these stocks.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. In terms of the market environment, the two most important criteria are earnings and interest rates, and we've come to a point where interest rates are relatively low and the expectation is that they will remain stable or decline. The earnings outlook is not as strong as it has been, and it looks like some companies could face earnings disappointments. As always, I'll continue to try to pick the best stocks that offer solid potential, selling at attractive valuations. I will continue to apply a systematic process for stock selection, and work to enhance that process in order to produce the best possible returns.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to increase the value of
the fund's shares by investing
mainly in equity securities,
normally 50 - 60 stocks
START DATE: September 17,
1993
SIZE: as of December 31,
1995, more than $156 million
MANAGER: Scott Stewart,
since September 1993;
founder and head of
Fidelity's Structured Equity
Group since 1987, when he
joined Fidelity
(checkmark)
SCOTT STEWART ON THE FUND'S
STOCK SELECTION STRATEGY:
"I use both quantitative
techniques - a
computer-based management
system - and fundamental
research - analysis of
individual companies'
business prospects - to
structure the portfolio. I begin
by analyzing the fundamental
results produced by Fidelity's
extensive research of more
than 3,000 stocks. Then, I
focus on approximately 100
stocks whose prospects have
just recently improved and are
now strong, and whose price is
attractive relative to those
prospects. These can include
turnaround stories or a
company whose earnings
growth has been continually
strong, but appears to be on
the cusp of some acceleration
in that growth. Then, I try to
select the best 50 to 60 stocks
for the portfolio, based on
both qualitative and
quantitative techniques. The
computer-based system then
helps me to adjust stock
weightings in order to improve
diversification and to
moderate risk. I decide to sell
a stock when its prospects
are no longer improving or if
the stock price has reached a
point where it appears the
company's prospects can't
support growth in the stock's
market value. By following
this approach, I seek to create
an aggressive stock portfolio
that holds approximately 50 to
60 stocks- much like a
personal portfolio selected for
an individual."
INVESTMENT CHANGES


TOP TEN STOCKS AS OF DECEMBER 31, 1995
                                % OF FUND'S    % OF FUND'S
                                INVESTMENTS    INVESTMENTS
                                               IN THESE STOCKS
                                               6 MONTHS AGO

Merck & Co., Inc.               3.3            2.2

General Electric Co.            3.1            0.0

Philip Morris Companies, Inc.   2.8            2.1

Compaq Computer Corp.           2.7            2.3

Atlantic Richfield Co.          2.5            1.9

Ingersoll-Rand Co.              2.4            1.5

Kellogg Co.                     2.3            2.1

PepsiCo, Inc.                   2.2            1.5

Pharmacia & Upjohn, Inc.        2.2            0.0

Masco Corp.                     2.1            2.0

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1995
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  IN THESE SECTORS
                                                  6 MONTHS AGO

Technology                         14.5           24.0

Industrial Machinery & Equipment   10.4           2.6

Health                             8.7            6.8

Basic Industries                   7.4            3.6

Energy                             7.4            4.0

ASSET ALLOCATION
AS OF DECEMBER 31, 1995* AS OF JUNE 30, 1995**
Row: 1, Col: 1, Value: 11.8
Row: 1, Col: 2, Value: 44.0
Row: 1, Col: 3, Value: 44.2
Row: 1, Col: 1, Value: 5.8
Row: 1, Col: 2, Value: 44.2
Row: 1, Col: 3, Value: 50.0
Stocks and
equity futures 88.2%
Short-term
investments 11.8%
FOREIGN
INVESTMENTS 1.4%
Stocks and
equity futures 94.2%
Short-term
investments 5.8%
FOREIGN
INVESTMENTS 7.0%
*
**
INVESTMENTS DECEMBER 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 81.0%
                                          SHARES   VALUE (NOTE 1)
BASIC INDUSTRIES - 7.4%
CHEMICALS & PLASTICS - 4.3%
Agrium, Inc.                              45,400   $ 682,156
du Pont (E.I.) de Nemours & Co.           48,000   3,354,000
Hanna (M.A.) Co.                          44,400   1,243,200
Praxair, Inc.                             58,500   1,967,063
                                                   7,246,419
METALS & MINING - 3.1%
Alumax, Inc.                              67,100   2,054,938
Inco Ltd.                                 42,400   1,402,353
Kaiser Aluminum Corp. (a)                140,200   1,822,600
                                                   5,279,891
TOTAL BASIC INDUSTRIES                            12,526,310
CONSTRUCTION & REAL ESTATE - 2.1%
BUILDING MATERIALS - 2.1%
Masco Corp.                              113,000   3,545,375
DURABLES - 2.2%
AUTOS, TIRES, & ACCESSORIES - 0.9%
Echlin, Inc.                              43,500   1,587,750
HOME FURNISHINGS - 1.3%
Heilig-Meyers Co.                        119,700   2,199,488
TOTAL DURABLES                                     3,787,238
ENERGY - 7.4%
ENERGY SERVICES - 3.2%
BJ Services Co. (a)                       75,076   2,177,204
BJ Services Co. (warrants) (a)             6,960      53,070
Dresser Industries, Inc.                  76,000   1,852,500
McDermott International, Inc.             60,700   1,335,400
                                                   5,418,174
OIL & GAS - 4.2%
Amerada Hess Corp.                        52,500   2,782,500
Atlantic Richfield Co.                    37,600   4,164,200
Chesapeake Energy Corp.                    4,200     139,650
                                                   7,086,350
TOTAL ENERGY                                      12,504,524
COMMON STOCKS - CONTINUED
                                          SHARES  VALUE (NOTE 1)
FINANCE - 5.6%
BANKS - 4.0%
Banc One Corp.                            87,900  $ 3,318,225
Fleet Financial Group, Inc.               49,700    2,025,275
Wells Fargo & Co.                          7,000    1,512,000
                                                    6,855,500
INSURANCE - 1.6%
Aetna Life & Casualty Co.                 38,500    2,666,125
TOTAL FINANCE                                       9,521,625
HEALTH - 8.7%
DRUGS & PHARMACEUTICALS - 5.5%
Merck & Co., Inc.                         84,600    5,562,450
Pharmacia & Upjohn, Inc.                  97,100    3,762,625
                                                    9,325,075
MEDICAL EQUIPMENT & SUPPLIES - 1.8%
Baxter International, Inc.                73,800    3,090,375
MEDICAL FACILITIES MANAGEMENT - 1.4%
Ornda Healthcorp (a)                      44,000    1,023,000
Vencor, Inc. (a)                          41,000    1,332,500
                                                    2,355,500
TOTAL HEALTH                                       14,770,950
INDUSTRIAL MACHINERY & EQUIPMENT - 10.4%
ELECTRICAL EQUIPMENT - 4.7%
General Electric Co.                      73,000    5,256,000
Glenayre Technologies, Inc.               64,500    2,676,750
                                                    7,932,750
INDUSTRIAL MACHINERY & EQUIPMENT - 5.7%
Case Corp.                                38,900    1,779,675
Harnischfeger Industries, Inc.            41,300    1,373,225
Ingersoll-Rand Co.                       113,700    3,993,713
Stewart & Stevenson Services, Inc.        99,800    2,519,950
                                                    9,666,563
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT             17,599,313
COMMON STOCKS - CONTINUED
                                          SHARES   VALUE (NOTE 1)
MEDIA & LEISURE - 2.6%
BROADCASTING - 1.8%
Comcast Corp. Class A (special)           70,000  $ 1,273,125
Viacom, Inc. Class A (a)                  38,500   1,766,188
                                                   3,039,313
LODGING & GAMING - 0.8%
Hilton Hotels Corp.                       22,000  1,353,000
TOTAL MEDIA & LEISURE                              4,392,313
NONDURABLES - 7.3%
BEVERAGES - 2.2%
PepsiCo, Inc.                             67,800  3,788,325
FOODS - 2.3%
Kellogg Co.                               49,800  3,847,050
TOBACCO - 2.8%
Philip Morris Companies, Inc.             53,000  4,796,500
TOTAL NONDURABLES                                12,431,875
PRECIOUS METALS - 1.3%
Newmont Gold Co.                          50,300  2,200,625
RETAIL & WHOLESALE - 3.2%
APPAREL STORES - 0.3%
Gymboree Corp.                            22,400  462,000
GENERAL MERCHANDISE STORES - 1.0%
Federated Department Stores, Inc. (a)     59,600  1,639,000
RETAIL & WHOLESALE, MISCELLANEOUS - 1.9%
Home Depot, Inc. (The)                    48,700  2,331,513
Tandy Corp.                               22,900  950,350
                                                   3,281,863
TOTAL RETAIL & WHOLESALE                          5,382,863
SERVICES - 0.6%
LEASING & RENTAL - 0.6%
Movie Gallery, Inc. (a)                   31,000  945,500
COMMON STOCKS - CONTINUED
                                          SHARES   VALUE (NOTE 1)
TECHNOLOGY - 14.5%
COMPUTER SERVICES & SOFTWARE - 4.4%
America Online, Inc. (a)                  75,600 $ 2,835,000
Automatic Data Processing, Inc.            48,000  1,782,000
Cerner Corp. (a)                           29,000  594,500
Symantec Corp. (a)                         97,100  2,257,575
                                                   7,469,075
COMPUTERS & OFFICE EQUIPMENT - 5.3%
Compaq Computer Corp. (a)                  97,000  4,656,000
Digital Equipment Corp. (a)                30,400  1,949,400
Seagate Technology                         50,700  2,408,250
                                                   9,013,650
ELECTRONICS - 4.8%
Analog Devices, Inc. (a)                   37,000  1,308,875
Avnet, Inc.                                 3,300  147,675
Maxim Integrated Products, Inc.            71,600  2,756,600
Vishay Intertechnology, Inc.               58,400  1,839,600
Xilinx, Inc.                               68,200  2,080,100
                                                   8,132,850
TOTAL TECHNOLOGY                                   24,615,575
TRANSPORTATION - 4.7%
AIR TRANSPORTATION - 4.0%
Alaska Air Group, Inc.                     91,400  1,485,250
Atlantic Southeast Airlines, Inc.          98,500  2,117,750
Delta Air Lines, Inc.                      43,000  3,176,625
                                                   6,779,625
RAILROADS - 0.7%
Burlington Northern Santa Fe Corp.         15,160  1,182,480
TOTAL TRANSPORTATION                               7,962,105
COMMON STOCKS - CONTINUED
                                           SHARES  VALUE (NOTE 1)
UTILITIES - 3.0%
CELLULAR - 0.7%
Mobile Telecommunications Technologies,
 Inc.                                      56,600 $ 1,209,825
TELEPHONE SERVICES - 2.3%
AT&T Corp.                                 52,000  3,367,000
WorldCom, Inc. (a)                         14,200  500,550
                                                   3,867,550
TOTAL UTILITIES                                    5,077,375
TOTAL COMMON STOCKS
(Cost $126,939,757)                                137,263,566
U.S. TREASURY OBLIGATIONS - 0.6%
                                        PRINCIPAL
                                        AMOUNT
U.S. Treasury Bills, yield at
date of purchase
5.40%, 3/7/96 (b) (Cost $990,081)      $ 1,000,000  991,187
REPURCHASE AGREEMENTS - 18.4%
                                       MATURITY
                                       AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.88% dated
12/29/95 due 1/2/96                  $ 31,152,340  31,132,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $159,061,838)                              $ 169,386,753
FUTURES CONTRACTS
                                 EXPIRATION UNDERLYING FACE     UNREALIZED
                                 DATE       AMOUNT AT VALUE     GAIN/(LOSS)
PURCHASED
21 S&P 500 Stock Index Futures   Mar. 1996  $ 6,493,725         $ (69,583)
53 Midcap 400 Stock Index
Futures                          Mar. 1996  $ 5,778,325         (61,947)
   $ (131,530)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 7.2%
LEGEND
(1.) Non-income producing
(2.) Security pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $991,187. INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $159,062,974. Net unrealized appreciation aggregated $10,323,779, of which $12,894,425 related to appreciated investment securities and $2,570,646 related to depreciated investment securities.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase                   $ 169,386,753
agreements of $31,132,000) (cost $159,061,838) -
See accompanying schedule

Cash                                                                        612

Receivable for investments sold                                             17,742,136

Receivable for fund shares sold                                             1,087,204

Dividends receivable                                                        263,118

Receivable for daily variation on futures contracts                         38,360

 TOTAL ASSETS                                                               188,518,183

LIABILITIES

Payable for investments purchased                           $ 31,152,939

Payable for fund shares redeemed                             584,480

Accrued management fee                                       76,462

Other payables and accrued expenses                          61,078

 TOTAL LIABILITIES                                                          31,874,959

NET ASSETS                                                                 $ 156,643,224

Net Assets consist of:

Paid in capital                                                            $ 141,654,444

Undistributed net investment income                                         21,723

Accumulated undistributed net realized gain (loss) on                       4,773,633
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                               10,193,424
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 12,074,589 shares outstanding                              $ 156,643,224

NET ASSET VALUE, offering price and redemption price per                    $12.97
share ($156,643,224 (divided by) 12,074,589 shares)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                       $ 913,648
Dividends

Interest                                                                 664,974

 TOTAL INCOME                                                            1,578,622

EXPENSES

Management fee                                             $ 442,850
Basic fee

 Performance adjustment                                     31,403

Transfer agent fees                                         201,479

Accounting fees and expenses                                44,513

Non-interested trustees' compensation                       272

Custodian fees and expenses                                 11,211

Registration fees                                           38,279

Audit                                                       15,032

Legal                                                       559

Miscellaneous                                               457

 Total expenses before reductions                           786,055

 Expense reductions                                         (31,502)     754,553

NET INVESTMENT INCOME                                                    824,069

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      9,780,077

 Foreign currency transactions                              14

 Futures contracts                                          1,540,310    11,320,401

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      1,033,720

 Assets & liabilities in foreign currencies                 (3)

 Futures contracts                                          (339,600)    694,117

NET GAIN (LOSS)                                                          12,014,518

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                         $ 12,838,587
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                          SIX MONTHS        YEAR ENDED
                                                          ENDED DECEMBER    JUNE 30,
                                                          31, 1995          1995
                                                          (UNAUDITED)



INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 824,069         $ 776,811
Net investment income

 Net realized gain (loss)                                  11,320,401        8,550,756

 Change in net unrealized appreciation (depreciation)      694,117           10,596,181

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           12,838,587        19,923,748
FROM OPERATIONS

Distributions to shareholders                              (1,413,094)       (101,513)
From net investment income

 From net realized gain                                    (13,362,093)      (507,564)

 TOTAL DISTRIBUTIONS                                       (14,775,187)      (609,077)

Share transactions                                         81,216,692        134,344,421
Net proceeds from sales of shares

 Reinvestment of distributions                             14,630,812        601,102

 Cost of shares redeemed                                   (65,839,370)      (74,047,825)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           30,008,134        60,897,698
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  28,071,534        80,212,369

NET ASSETS

 Beginning of period                                       128,571,690       48,359,321

 End of period (including undistributed net investment    $ 156,643,224     $ 128,571,690
income of $21,723 and $675,298, respectively)

OTHER INFORMATION
Shares

 Sold                                                      6,095,054         11,495,589

 Issued in reinvestment of distributions                   1,127,983         56,495

 Redeemed                                                  (4,964,815)       (6,489,573)

 Net increase (decrease)                                   2,258,222         5,062,511


FINANCIAL HIGHLIGHTS

                                        SIX MONTHS ENDED    YEAR ENDED    SEPTEMBER 17,
                                        DECEMBER 31, 1995   JUNE 30,      1993
                                        (UNAUDITED)         1995          (COMMENCEMENT OF
                                                                          OPERATIONS) TO
                                                                          JUNE 30, 1994

SELECTED PER-SHARE DATA

Net asset value, beginning of period    $ 13.10             $ 10.17       $ 10.00

Income from Investment Operations

 Net investment income                   .06                 .08           .02

 Net realized and unrealized             1.18                2.97          .16
 gain (loss)

 Total from investment operations        1.24                3.05          .18

Less Distributions                       (.13)               (.02)         (.01)
From net investment income

 From net realized gain                  (1.24)              (.10)         -

 Total distributions                     (1.37)              (.12)         (.01)

Net asset value, end of period          $ 12.97             $ 13.10       $ 10.17

TOTAL RETURN B, C                        9.74%               30.26%        1.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period               $ 156,643           $ 128,572     $ 48,359
(000 omitted)

Ratio of expenses to average             1.09% A             1.22%         1.58% A
net assets

Ratio of expenses to average net         1.04% A,            1.19%         1.58% A
assets after expense reductions          D                  D

Ratio of net investment income to        1.14% A             1.15%         .23% A
average net assets

Portfolio turnover rate                  164% A              180%          320% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FMR HAS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1995 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Fifty (the fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the
1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter
M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions and losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
FUTURES CONTRACTS AND OPTIONS.
The fund may use futures and options contracts to manage its exposure to the stock market and to fluctuations in interest rates. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end, is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $127,163,456 and $101,648,317, respectively.
The market value of futures contracts opened and closed during the period amounted to $58,328,833 and $67,321,843, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
FMR. The rates ranged from .2700% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is
 .30%. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus) .20%) based on the fund's investment performance as compared to the appropriate index over a specified period of time. The fund's performance adjustment took effect in September, 1994. For the period, the management fee was equivalent to an annualized rate of .65% of average net assets after the performance adjustment.
The Board of Trustees has approved a new group fee rate schedule with rates ranging from .2500% to .5200%. Effective January 1, 1996, FMR voluntarily agreed to implement this new group fee rate schedule as it results in the same or a lower management fee.
SALES LOAD. For the period January 1, 1995 through December 31, 1996, Fidelity Distributors Corporation, an affiliate of FMR and the general distributor of the fund, will voluntarily waive the sales charge (3% of the offering price) on the sales of shares.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of
 .28% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $29,623 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $31,502 under this arrangement.

INVESTMENT ADVISER
Fidelity Management &
 Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management &
 Research Company
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
William J. Hayes, Vice President
Scott Stewart, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox*
Phyllis Burke Davis*
Richard J. Flynn*
Edward C. Johnson 3d
E. Bradley Jones*
Donald J. Kirk*
Peter S. Lynch
Edward H. Malone*
Marvin L. Mann*
Gerald C. McDonough*
Thomas R. Williams*
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
 AUTOMATED LINES FOR QUICKEST SERVICE
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Stock Fund
Stock Selector
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
Exchanges/Redemptions  1-800-544-7777
Mutual Fund Quotes   1-800-544-8544
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)

(2_FIDELITY_LOGOS)

FIDELITY
FUND
SEMIANNUAL REPORT
DECEMBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE    3    Ned Johnson on investing
                            strategies.

PERFORMANCE            4    How the fund has done over time.

FUND TALK              6    The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES     9    A summary of major shifts in the
                            fund's investments over the past six
                            months.

INVESTMENTS            10   A complete list of the fund's
                            investments with their market
                            values.

FINANCIAL STATEMENTS   23   Statements of assets and liabilities,
                            operations, and changes in net
                            assets,
                            as well as financial highlights.

NOTES                  27   Notes to the financial statements.


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE



DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term, as we witnessed last year. You also can help to manage some of the risks of investing through diversification. A stock fund is already diversified because it invests in many issues. You can diversify even further by placing some of your money in several different types of stock funds or in other investment categories, such as bonds.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995    PAST 6   PAST 1   PAST 5    PAST 10
                                   MONTHS   YEAR     YEARS     YEARS

Fidelity Fund                      15.53%   32.85%   117.19%   274.06%

S&P 500(registered trademark)      14.45%   37.58%   115.52%   300.54%

Average Growth & Income Fund       11.96%   30.82%   105.29%   232.79%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one, five, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's Composite Index of 500 Stocks - a common proxy for the U.S. stock market. To measure how the fund's performance stacked up against its peers, you can compare it to the average growth & income fund, which reflects the performance of 484 growth & income funds with similar objectives tracked by Lipper Analytical Services over the past six months. Both benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995    PAST 1   PAST 5   PAST 10
                                   YEAR     YEARS    YEARS

Fidelity Fund                      32.85%   16.78%   14.10%

S&P 500(registered trademark)      37.58%   16.60%   14.89%

Average Growth & Income Fund       30.82%   15.31%   12.64%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS

     05/31/86        11999.58          11882.56
     06/30/86        12151.85          12083.37
     07/31/86        11468.74          11407.91
     08/31/86        12126.78          12254.38
     09/30/86        11307.82          11240.94
     10/31/86        11819.23          11889.55
     11/30/86        11901.31          12178.46
     12/31/86        11576.29          11867.91
     01/31/87        12917.84          13466.52
     02/28/87        13686.68          13998.45
     03/31/87        14061.70          14403.00
     04/30/87        13975.38          14274.81
     05/31/87        14022.46          14399.01
     06/30/87        14455.51          15126.15
     07/31/87        15324.42          15893.05
     08/31/87        15577.19          16485.86
     09/30/87        15460.09          16124.82
     10/31/87        11644.74          12651.53
     11/30/87        11056.55          11609.05
     12/31/87        11955.85          12492.50
     01/31/88        12255.18          13018.43
     02/29/88        13047.54          13625.09
     03/31/88        12808.04          13204.07
     04/30/88        13003.31          13350.64
     05/31/88        13065.44          13466.79
     06/30/88        13806.45          14084.92
     07/31/88        13672.24          14031.39
     08/31/88        13296.43          13554.33
     09/30/88        13755.22          14131.74
     10/31/88        14043.85          14524.60
     11/30/88        13863.45          14316.90
     12/31/88        14089.77          14567.45
     01/31/89        14866.45          15633.78
     02/28/89        14574.05          15244.50
     03/31/89        14931.22          15599.70
     04/30/89        15722.89          16409.32
     05/31/89        16496.15          17073.90
     06/30/89        16439.50          16976.58
     07/31/89        17718.34          18509.57
     08/31/89        18153.88          18872.35
     09/30/89        18127.41          18794.98
     10/31/89        17521.30          18358.93
     11/30/89        17773.07          18733.46
     12/31/89        18147.80          19183.06
     01/31/90        17176.14          17895.87
     02/28/90        17530.39          18126.73
     03/31/90        17875.36          18607.09
     04/30/90        17416.75          18141.91
     05/31/90        18711.03          19910.75
     06/30/90        18598.06          19775.36
     07/31/90        18423.67          19712.07
     08/31/90        17100.37          17930.10
     09/30/90        16334.98          17056.91
     10/31/90        16159.34          16983.56
     11/30/90        16872.25          18080.70
     12/31/90        17222.82          18585.15
     01/31/91        18332.94          19395.46
     02/28/91        19538.22          20782.24
     03/31/91        19984.20          21285.17
     04/30/91        20005.48          21336.26
     05/31/91        21016.39          22257.98
     06/30/91        19852.24          21238.57
     07/31/91        20740.99          22228.28
     08/31/91        21083.64          22755.09
     09/30/91        20901.67          22375.08
     10/31/91        21106.38          22674.91
     11/30/91        19835.04          21761.11
     12/31/91        21381.44          24250.58
     01/31/92        21717.34          23799.52
     02/29/92        22331.22          24108.91
     03/31/92        21655.36          23638.79
     04/30/92        21806.88          24333.77
     05/31/92        22005.02          24453.01
     06/30/92        21702.84          24088.66
     07/31/92        22171.33          25073.88
     08/31/92        21714.55          24559.87
     09/30/92        21936.30          24849.67
     10/31/92        22206.97          24936.65
     11/30/92        22701.24          25786.99
     12/31/92        23190.41          26104.17
     01/31/93        23802.61          26323.44
     02/28/93        24009.51          26681.44
     03/31/93        24722.65          27244.42
     04/30/93        24722.65          26585.11
     05/31/93        25328.05          27297.59
     06/30/93        25366.87          27376.75
     07/31/93        25391.72          27267.24
     08/31/93        26573.51          28300.67
     09/30/93        26816.47          28082.76
     10/31/93        27259.82          28664.07
     11/30/93        26534.33          28391.76
     12/31/93        27448.55          28735.30
     01/31/94        28616.58          29712.30
     02/28/94        28046.81          28907.10
     03/31/94        26771.29          27646.75
     04/30/94        27400.87          28000.63
     05/31/94        27372.25          28459.84
     06/30/94        26739.62          27762.57
     07/31/94        27616.09          28673.18
     08/31/94        28817.35          29848.78
     09/30/94        28211.93          29117.49
     10/31/94        28817.99          29772.63
     11/30/94        27802.84          28688.31
     12/31/94        28156.94          29113.76
     01/31/95        28111.23          29868.68
     02/28/95        29071.12          31032.66
     03/31/95        30124.96          31948.44
     04/30/95        30860.08          32889.32
     05/31/95        31380.80          34203.90
     06/30/95        32378.58          34998.46
     07/31/95        33855.93          36159.01
     08/31/95        34408.71          36249.77
     09/30/95        35419.28          37779.51
     10/31/95        35006.50          37644.64
     11/30/95        36482.97          39297.24
     12/29/95        37405.93          40054.10

$10,000 OVER 10 YEARS: Let's say you invested $10,000 in Fidelity Fund on December 31, 1985. As the chart shows, by December 31, 1995, the value of your investment would have grown to $37,406 - a 274.06% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same investment would have grown to $40,054 - a 300.54% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
growth in the long run and
volatility in the short run. In
turn, the share price and return
of a fund that invests in stocks
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Beth Terrana, Portfolio Manager of Fidelity Fund
Q. BETH, HOW HAS THE FUND PERFORMED OVER THE PAST SIX MONTHS?
A. It has done very well. For the six months ended December 31, 1995, the fund had a total return of 15.53%. That beat the average growth and income fund tracked by Lipper Analytical Services, which returned 11.96% during the same period. For the 12 months ended December 31, 1995, the fund posted a total return of 32.85%, while the average growth and income fund had a total return of 30.82%.
Q. WHAT HELPED THE FUND BEAT THE LIPPER AVERAGE?
A. A number of the fund's largest holdings exhibited particularly strong performance over this period. Tyco International, the Federal National Mortgage Association - Fannie Mae - and BellSouth all posted outstanding returns. In general, the regional Bell operating companies (RBOCs) were almost universally strong stocks.
Q. WHAT HAS THE INVESTING ENVIRONMENT BEEN LIKE OVER THE PAST SIX MONTHS?
A. Even though many of the most frequently quoted stock market averages - such as the Standard & Poor's 500 and the Dow Jones Industrial Average - posted strong returns, their performance belied some underlying difficulties within the market. Investor interest rotated quickly from sector to sector, with different sectors falling in and out of favor. We saw some dramatic swings as a result. For example, technology stocks - some of the best performers through September - generally saw significant price declines in the fourth quarter. It became increasingly clear in the second half of the year that the economy was maintaining a lackluster pace. In anticipation of potential earnings disappointments in 1996, the market for the most part shifted its focus to "safe" stocks - those whose earnings growth generally remains steady regardless of the economic backdrop - including those found in the nondurables and health care sectors.
Q. HOW DID THIS BACKDROP AFFECT YOUR STRATEGY AND POSITIONING OF THE FUND?
A. The moves I made during the period mirrored those of the broad market. Specifically, I added to the fund's health care investments, with most of the shift occurring late in the second quarter. I also increased nondurables investments. At the same time, I cut back on the fund's technology investments, believing that they would be affected by the economic slowdown. That turned out to be the case, even though many of the companies in the sector still have the potential for rapid future earnings growth. The fund's weighting in the financial sector remained relatively constant, but its focus shifted. I reduced investments in banks because statistics showing declining consumer confidence and increasing credit problems indicated the economic environment would not be a good one for this industry. Instead, I gravitated toward or maintained investments in insurance companies and diversified financial stocks. These included Fannie Mae and Freddie Mac - the Federal Home Loan Mortgage Corp. I chose these types of investments because it appeared they would enjoy stable earnings growth, and their stocks were selling at what I found to be cheap valuations relative to the rest of the market. I also purchased long-term government bonds, believing the economy was weaker than the consensus expected, and that the bonds would increase in value because of declining interest rates.
Q. BETH, EARLIER YOU MENTIONED SOME STOCKS THAT HELPED THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS. LET'S TOUCH UPON SOME OTHERS.
A. I can start off with three stocks that I would put into the category of safe stocks that I mentioned earlier: Philip Morris, Bristol-Myers Squibb and General Electric. Philip Morris - the fund's largest holding - was a great performer in 1995. It continued to grow profits through the strength of its Marlboro brand and international sales, and used its free cash flow to buy back stock. Bristol-Myers Squibb effectively cut costs and I found its share price to be one the cheapest in the health care sector. General Electric provided solid earnings growth. In addition, Tyco International - a company that manufactures, among other things, fire protection systems and electrical components - has an excellent management team, has seen solid earnings growth and has used its free cash flow to make beneficial acquisitions lately.
Q. AT THE END OF THE PERIOD, THREE OF THE FUND'S TOP 10 INVESTMENTS - AMERITECH, BELLSOUTH AND SBC COMMUNICATIONS - WERE RBOCS. HOW HAVE THEY PERFORMED, AND WHAT'S THEIR ATTRACTION?
A. These three stocks did very well during the period. I've invested in them for two reasons. First, in the current market environment where many companies have started to miss earnings estimates, these stocks appear to offer some safety because they generally provide significant yields. Second, although deregulation in this industry has threatened RBOCs' existing market share, it appears to be more than offset by their ability to enter new businesses. The industry has the potential to consolidate over the next couple of years as well, and seems to offer better growth prospects than most investors believe.
Q. LOOKING BACK OVER THE PAST SIX MONTHS, WHICH STOCKS DIDN'T TURN OUT AS WELL AS YOU WOULD HAVE LIKED?
A. Retail was one area that was particularly hard hit; the market has been unforgiving of any mistakes in this sector. Even though companies such as Wal-Mart and Home Depot had above-average rates of return and growth, their stock prices fell because those rates have been moving downward. The share price of Consolidated Stores - a close-out merchandise retailer that generally benefits from the kind of economic climate we're seeing currently
- has made little upward progress even though it appeared management was doing everything right. Beyond retail, Ceridian, an information services company, posted disappointing returns, probably because investors associated it with technology. Additionally, any technology exposure hurt. Although it appears long-term personal computer sales will grow substantially over time, computer stocks such as Compaq declined during the period.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. The market was extremely narrow and quite volatile in 1995. I would not be surprised if 1996 is a year of similar volatility. With a very uneasy global economic picture, we could see sectors come in and out favor as quickly as they did this year. The picture gets even more confusing when you factor in the U.S. political environment, which is anything but clear in terms of the budget process or the election. The big question for stock selection in 1996 is whether the economy picks up or not. If the economy does not reaccelerate, the kinds of stocks that did well last year probably should do well once again, namely the safe, stable, predictable growth companies.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to increase the value
of the fund's shares over the
long term by investing mainly
in equity securities with good
prospects for growth and
current income
START DATE: April 30, 1930
SIZE: as of December 31, 1995,
more than $3.2 billion
MANAGER: Beth Terrana,
since August 1993; manager,
Fidelity Equity-Income Fund,
Fidelity Advisor Equity Income
Fund, VIP: Equity-Income
Portfolio, 1990 - 1993; Fidelity
Growth & Income Portfolio,
1985 - 1990; joined Fidelity
in 1983
(checkmark)
BETH TERRANA ON THE STOCK
MARKET IN 1995:
"The strength of the broad
market indices in 1995
overstates how narrow the
market was. Over 60% of the
stocks in the S&P 500
actually lagged the index,
and almost half of all U.S.
stocks lagged the S&P 500 by
more than 15%. To match or
beat the market, one needed
to be concentrated in
large-capitalization,
traditional, blue chip stocks.
"Throughout the year, market
participants became
incredibly unforgiving of even
the slightest earnings
disappointments. For those
that disappointed, stock price
declines were rapid and
dramatic. Conversely, those
companies that beat
expectations were likewise
rewarded with rapid and
dramatic stock price
increases. This instantaneous
revaluation of stocks
highlighted how crucial
in-depth fundamental
research is."
INVESTMENT CHANGES


TOP TEN STOCKS AS OF DECEMBER 31, 1995
                                % OF FUND'S    % OF FUND'S
                                INVESTMENTS    INVESTMENTS
                                               IN THESE STOCKS
                                               6 MONTHS AGO

Philip Morris Companies, Inc.   3.4            2.4

General Electric Co.            2.3            0.5

Federal National Mortgage       1.6            1.4
 Association

Tyco International Ltd.         1.5            1.3

Burlington Northern Santa Fe    1.3            1.1
Corp.

Ameritech Corp.                 1.2            1.0

British Petroleum PLC ADR       1.2            1.8

BellSouth Corp.                 1.2            0.7

SBC Communications, Inc.        1.2            1.2

Bristol-Myers Squibb Co.        1.0            0.0

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1995
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  IN THESE MARKET SECTORS
                                                  6 MONTHS AGO

Finance                            14.2           14.0

Health                             11.8           6.3

Nondurables                        8.1            6.6

Basic Industries                   7.0            8.1

Industrial Machinery & Equipment   6.0            6.0

ASSET ALLOCATION
AS OF DECEMBER 31, 1995* AS OF JUNE 30, 1995**
Row: 1, Col: 1, Value: 8.0
Row: 1, Col: 2, Value: 5.0
Row: 1, Col: 3, Value: 43.0
Row: 1, Col: 4, Value: 44.0
Row: 1, Col: 1, Value: 5.0
Row: 1, Col: 2, Value: 4.0
Row: 1, Col: 3, Value: 45.0
Row: 1, Col: 4, Value: 46.0
Stocks 87.8%
Bonds 4.8%
Short-term
investments 7.4%
FOREIGN
INVESTMENTS 3.8%
Stocks 91.6%
Bonds 3.9%
Short-term
investments 4.5%
FOREIGN
INVESTMENTS 8.4%
*
**
INVESTMENTS DECEMBER 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 86.8%
                                  SHARES   VALUE (NOTE 1)
                                  (000S)
AEROSPACE & DEFENSE - 4.1%
AEROSPACE & DEFENSE - 2.3%
Alliant Techsystems, Inc. (a)      329,000 $ 16,656
Boeing Co.                         194,300  15,228
McDonnell Douglas Corp.            187,400  17,241
Precision Castparts Corp.          108,400  4,309
Rockwell International Corp.       368,000  19,458
Thiokol Corp.                       37,000  1,253
                                            74,145
DEFENSE ELECTRONICS - 1.1%
Loral Corp.                        294,800  10,429
Raytheon Co.                       542,800  25,647
                                            36,076
SHIP BUILDING & REPAIR - 0.7%
General Dynamics Corp.             356,100  21,054
TOTAL AEROSPACE & DEFENSE                  131,275
BASIC INDUSTRIES - 6.8%
CHEMICALS & PLASTICS - 5.8%
Agrium, Inc.                       609,600  9,160
Air Products & Chemicals, Inc.      41,100  2,168
CBI Industries, Inc.               159,300  5,237
du Pont (E.I.) de Nemours & Co.    388,700  27,160
Hercules, Inc.                     466,800  26,316
Monsanto Co.                       200,500  24,561
Morton International, Inc.         285,700  10,249
Potash Corp. of Saskatchewan       139,700  9,907
Praxair, Inc.                      760,100  25,558
Raychem Corp.                      334,700  19,036
Sealed Air Corp. (a)               339,000  9,534
Union Carbide Corp.                286,600  10,748
Vigoro Corp.                       115,300  7,120
                                            186,754
PACKAGING & CONTAINERS - 0.1%
Crown Cork & Seal Co., Inc.        105,400  4,400
COMMON STOCKS - CONTINUED
                                   SHARES   VALUE (NOTE 1)
                                   (000S)
BASIC INDUSTRIES - CONTINUED
PAPER & FOREST PRODUCTS - 0.9%
James River Corp.                 123,100 $ 2,970
Kimberly-Clark Corp.              323,244  26,748
                                           29,718
TOTAL BASIC INDUSTRIES                    220,872
CONGLOMERATES - 3.0%
Allied-Signal, Inc.               537,300  25,522
Crane Co.                         173,200  6,387
Tyco International Ltd.         1,333,516  47,507
United Technologies Corp.         171,500  16,271
                                           95,687
CONSTRUCTION & REAL ESTATE - 1.7%
BUILDING MATERIALS - 0.3%
Armstrong World Industries, Inc.  140,600  8,717
Masco Corp.                        40,500  1,271
                                           9,988
REAL ESTATE INVESTMENT TRUSTS - 1.4%
Duke Realty Investors, Inc.       168,500  5,287
Equity Residential Properties
  Trust (SBI)                     280,000  8,575
Home Properties of NY, Inc.        75,900  1,300
Kimco Realty Corp.                240,750  6,560
Public Storage, Inc.              183,100  3,479
RFS Hotel Investors, Inc.         404,100  6,213
Shurgard Storage Centers, Inc.    105,800  2,857
Storage USA, Inc.                 224,900  7,337
Summit Property Trust             118,300  2,351
                                          43,959
TOTAL CONSTRUCTION & REAL ESTATE          53,947
DURABLES - 2.6%
AUTOS, TIRES, & ACCESSORIES - 1.4%
Cummins Engine Co., Inc.          233,200  8,628
Dana Corp.                         89,100  2,606
Echlin, Inc.                      313,000  11,425
COMMON STOCKS - CONTINUED
                                   SHARES   VALUE (NOTE 1)
                                   (000S)
DURABLES - CONTINUED
AUTOS, TIRES, & ACCESSORIES - CONTINUED
Magna International, Inc. Class A  409,100 $ 17,616
Wabash National Corp.              271,400  6,039
                                             46,314
CONSUMER ELECTRONICS - 0.1%
Sunbeam-Oster, Inc.                162,200  2,474
TEXTILES & APPAREL - 1.1%
NIKE, Inc. Class B                 162,200  11,293
Warnaco Group, Inc. Class A        932,600  23,315
                                            34,608
TOTAL DURABLES                              83,396
ENERGY - 2.5%
ENERGY SERVICES - 0.9%
Schlumberger Ltd.                  309,800  21,454
Sonat Offshore Drilling, Inc.       33,500  1,499
Transocean Drilling AS (a)         222,900  3,847
                                            26,800
INDEPENDENT POWER - 0.0%
Thermo Electron Corp. (a)           15,700  816
OIL & GAS - 1.6%
Amerada Hess Corp.                 230,500  12,217
British Petroleum PLC ADR          394,268  40,264
                                            52,481
TOTAL ENERGY                                80,097
FINANCE - 14.2%
BANKS - 4.9%
Bank of Boston Corp.               329,417  15,236
Bank of New York Co., Inc.         349,500  17,038
Bank South Corp.                   194,800  5,917
Barnett Banks, Inc.                137,000  8,083
Boatmen's Bancshares, Inc.          43,400  1,774
Chemical Banking Corp.             394,400  23,170
Citicorp                           297,200  19,987
COMMON STOCKS - CONTINUED
                                   SHARES   VALUE (NOTE 1)
                                   (000S)
FINANCE - CONTINUED
BANKS - CONTINUED
First Bank System, Inc.             82,500 $ 4,094
First Interstate Bancorp           213,700  29,170
First Tennessee National Corp.     156,000  9,438
Fleet Financial Group, Inc.        343,414  13,994
KeyCorp.                           138,000  5,003
Wells Fargo & Co.                   23,000  4,968
                                           157,872
CREDIT & OTHER FINANCE - 1.4%
American Express Co.               532,364  22,026
Beneficial Corp.                   135,500  6,318
Household International, Inc.      270,000  15,964
                                            44,308
FEDERAL SPONSORED CREDIT - 1.8%
Federal Home Loan Mortgage Corp.   115,400  9,636
Federal National Mortgage
  Association                      403,100  50,035
                                            59,671
INSURANCE - 5.0%
Aetna Life & Casualty Co.          308,700  21,377
Allmerica Financial Corp.            6,800  184
Allstate Corp.                     589,500  24,243
American International Group, Inc. 301,400  27,880
American Reinsurance Corp.         366,300  14,973
CIGNA Corp.                        210,600  21,744
General Re Corp.                   125,600  19,468
ITT Hartford Group, Inc.            60,800  2,941
MGIC Investment Corp.               91,800  4,980
Prudential Reinsurance Holdings,
  Inc.                             141,900  3,317
St. Paul Companies, Inc. (The)      38,000  2,114
Travelers, Inc. (The)              270,600  17,014
                                            160,235
SAVINGS & LOANS - 0.7%
Ahmanson (H.F.) & Co.              263,500  6,983
Charter One Financial Corp.        318,600  9,757
Great Western Financial Corp.      260,800  6,650
                                           23,390
SECURITIES INDUSTRY - 0.4%
Merrill Lynch & Co., Inc.          246,000  12,546
TOTAL FINANCE                               458,022
COMMON STOCKS - CONTINUED
                                  SHARES   VALUE (NOTE 1)
                                  (000S)
HEALTH - 11.6%
DRUGS & PHARMACEUTICALS - 5.1%
American Home Products Corp.      130,400 $ 12,649
Amgen, Inc. (a)                   248,300  14,743
Bristol-Myers Squibb Co.          365,300  31,370
Lilly (Eli) & Co.                 254,200  14,299
Merck & Co., Inc.                 474,900  31,225
Neopath, Inc. (a)                  25,000  581
Pharmacia & Upjohn, Inc.          659,400  25,552
Schering-Plough Corp.             173,000  9,472
SmithKline Beecham PLC ADR        475,200  26,374
                                          166,265
MEDICAL EQUIPMENT & SUPPLIES - 4.8%
Baxter International, Inc.        696,900  29,183
Guidant Corp.                     302,700  12,789
Hillenbrand Industries, Inc.       66,600  2,256
Johnson & Johnson                 268,300  22,973
McKesson Corp.                     97,200  4,921
Medtronic, Inc.                   114,000  6,370
Millipore Corp.                   459,100  18,880
Nellcor, Inc. (a)                 279,232  16,195
Pall Corp.                        518,700  13,940
St. Jude Medical, Inc. (a)        679,400  29,214
                                           156,721
MEDICAL FACILITIES MANAGEMENT - 1.7%
Columbia/HCA Healthcare Corp.     421,275  21,380
Community Health Systems, Inc.(a) 310,500  11,062
Tenet Healthcare Corp. (a)      1,012,000  20,998
                                           53,440
TOTAL HEALTH                               376,426
HOLDING COMPANIES - 0.2%
U.S. Industries, Inc. (a)         322,600  5,928
INDUSTRIAL MACHINERY & EQUIPMENT - 5.9%
ELECTRICAL EQUIPMENT - 3.2%
Charter Power Systems, Inc.       263,200  7,567
Emerson Electric Co.              271,800  22,220
General Electric Co.            1,040,000  74,880
                                           104,667
COMMON STOCKS - CONTINUED
                                 SHARES    VALUE (NOTE 1)
                                  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 2.4%
Caterpillar, Inc.                295,800 $ 17,378
Deere & Co.                      796,000  28,058
Greenfield Industries, Inc.      292,500  9,141
Imo Industries, Inc. (a)          55,500  382
Keystone International, Inc.      90,200  1,804
Stanley Works                    221,200  11,392
Tenneco, Inc.                    163,100  8,094
                                          76,249
POLLUTION CONTROL - 0.3%
Browning-Ferris Industries, Inc. 290,100  8,558
TOTAL INDUSTRIAL MACHINERY &
  EQUIPMENT                               189,474
MEDIA & LEISURE - 4.6%
BROADCASTING - 0.7%
Gaylord Entertainment Co.
  Class A                        178,300  4,948
Sinclair Broadcast Group, Inc.
  Class A (a)                     30,800  531
Time Warner, Inc.                162,694  6,162
Viacom, Inc. (a):
Class B (warrants)               194,500  559
 Class B (non-vtg.)              216,193  10,242
                                           22,442
ENTERTAINMENT - 0.3%
Cedar Fair LP (depositary units)   5,300  196
Regal Cinemas, Inc. (a)          339,650  10,105
                                          10,301
LEISURE DURABLES & TOYS - 0.2%
Hasbro, Inc.                     203,100  6,296
LODGING & GAMING - 1.8%
Circus Circus Enterprises,
  Inc.(a)                        450,800  12,566
Host Marriott Corp. (a)          790,459  10,474
ITT Corp.                        205,600  10,897
La Quinta Motor Inns, Inc.       286,213  7,835
Marriott International, Inc.      92,900  3,553
Mirage Resorts, Inc. (a)         171,100  5,903
Red Lion Inns LP                 169,200  3,828
Showboat, Inc.                    93,800  2,474
                                          57,530
COMMON STOCKS - CONTINUED
                                 SHARES   VALUE (NOTE 1)
                                 (000S)
MEDIA & LEISURE - CONTINUED
PUBLISHING - 1.4%
Knight-Ridder, Inc.              119,500 $ 7,469
Meredith Corp.                   511,900  21,435
Nelson Thomas, Inc.               85,900  1,117
Times Mirror Co. Class A         494,200  16,741
                                          46,762
RESTAURANTS - 0.2%
Host Marriott Services Corp.     100,000  675
Darden Restaurants, Inc.         493,300  5,858
                                          6,533
TOTAL MEDIA & LEISURE                     149,864
NONDURABLES - 8.1%
AGRICULTURE - 0.5%
DEKALB Genetics Corp. Class B     99,000  4,467
Pioneer Hi-Bred International,
  Inc.                           235,200  13,083
                                          17,550
BEVERAGES - 1.2%
Anheuser-Busch Companies, Inc.   225,000  15,047
PepsiCo, Inc.                    406,500  22,713
                                          37,760
FOODS - 1.0%
ConAgra, Inc.                    374,100  15,432
Nabisco Holdings Class A         127,200  4,150
RalCorp Holdings, Inc. (a)       225,300  5,464
Sara Lee Corp.                    81,400  2,595
Tyson Foods, Inc.                252,600  6,599
                                          34,240
HOUSEHOLD PRODUCTS - 1.7%
Avon Products, Inc.              358,200  26,999
Colgate-Palmolive Co.            175,200  12,308
Estee Lauder Companies, Inc. (a)   8,000  279
First Brands Corp.               295,000  14,049
                                          53,635
COMMON STOCKS - CONTINUED
                                 SHARES   VALUE (NOTE 1)
                                 (000S)
NONDURABLES - CONTINUED
TOBACCO - 3.7%
Philip Morris Companies, Inc.  1,225,200 $ 110,880
RJR Nabisco Holdings Corp.       235,200  7,262
                                           118,142
TOTAL NONDURABLES   261,327
PRECIOUS METALS - 0.3%
Firstmiss Gold, Inc. (a)         382,887  8,519
RETAIL & WHOLESALE - 4.9%
APPAREL STORES - 0.2%
Gymboree Corp. (a)               297,400  6,134
DRUG STORES - 0.8%
Revco (D.S.), Inc. (a)           625,200  17,662
Rite Aid Corp.                   231,500  7,929
Walgreen Co.                      62,800  1,876
                                          27,467
GENERAL MERCHANDISE STORES - 1.3%
Consolidated Stores Corp. (a)    888,900  19,334
Lechters, Inc. (a)               409,500  2,636
Sears, Roebuck & Co.             516,600  20,147
                                          42,117
RETAIL & WHOLESALE, MISCELLANEOUS - 2.6%
Circuit City Stores, Inc.        332,900  9,196
Home Depot, Inc. (The)           482,600  23,104
Lowe's Companies, Inc.           742,000  24,858
Officemax, Inc. (a)              248,600  5,562
Office Depot, Inc.                35,400  699
Petsmart, Inc. (a)               145,500  4,511
Staples, Inc. (a)                227,500  5,545
Tandy Corp.                      252,000  10,458
                                          83,933
TOTAL RETAIL & WHOLESALE                  159,651
COMMON STOCKS - CONTINUED
                                 SHARES  VALUE (NOTE 1)
                                 (000S)
SERVICES - 2.1%
ADVERTISING - 0.7%
Omnicom Group, Inc.             633,200 $ 23,587
PRINTING - 0.2%
Deluxe Corp.                    231,700  6,719
SERVICES - 1.2%
ADT Ltd. (a)                    597,500  8,963
Manpower, Inc.                  206,600  5,811
Regis Corp.                      69,400  1,666
Service Corp. International     407,600  17,933
Supercuts, Inc. (a)             278,700  2,230
                                        36,603
TOTAL SERVICES                          66,909
TECHNOLOGY - 5.7%
COMMUNICATIONS EQUIPMENT - 0.3%
Cisco Systems, Inc. (a)          88,100  6,575
Newbridge Networks Corp. (a)     65,800  2,722
                                         9,297
COMPUTER SERVICES & SOFTWARE - 1.9%
Automatic Data Processing, Inc. 521,800  19,372
Ceridian Corp. (a)              181,400  7,483
Cerner Corp. (a)                227,000  4,654
Computer Sciences Corp. (a)      53,400  3,751
DST Systems, Inc. (a)            15,000  428
First Data Corp.                 49,800  3,330
HBO & Co.                        13,800  1,057
Hogan Systems, Inc. (a)         105,100  1,432
Landmark Graphics Corp. (a)     120,800  2,809
Microsoft Corp. (a)             172,300  15,119
Policy Management Systems
  Corp. (a)                      64,700  3,081
                                        62,516
COMPUTERS & OFFICE EQUIPMENT - 3.0%
Bell & Howell Holdings Co. (a)  227,500  6,370
Compaq Computer Corp. (a)       223,300  10,718
Diebold, Inc.                   252,600  13,988
Hewlett-Packard Co.              49,600  4,154
International Business Machines
  Corp.                         137,500  12,616
COMMON STOCKS - CONTINUED
                                SHARES   VALUE (NOTE 1)
                                (000S)
TECHNOLOGY - CONTINUED
COMPUTERS & OFFICE EQUIPMENT - CONTINUED
MICROS Systems, Inc. (a)        197,600 $ 9,732
Pitney Bowes, Inc.              460,200  21,629
Xerox Corp.                     131,600  18,029
                                         97,236
PHOTOGRAPHIC EQUIPMENT - 0.5%
Eastman Kodak Co.               163,200  10,935
Polaroid Corp.                   82,100  3,889
                                         14,824
TOTAL TECHNOLOGY                         183,873
TRANSPORTATION - 3.6%
AIR TRANSPORTATION - 0.2%
Delta Air Lines, Inc.            82,100  6,065
RAILROADS - 3.1%
Burlington Northern Santa Fe
  Corp.                         543,113  42,363
CSX Corp.                       535,100  24,414
Conrail, Inc.                   114,100  7,987
Illinois Central Corp., Series
  A                             275,100  10,557
Southern Pacific Rail Corp. (a)  61,300  1,471
Union Pacific Corp.             196,700  12,982
                                         99,774
TRUCKING & FREIGHT - 0.3%
Hunt (J.B.) Transport
  Services, Inc.                327,700  5,489
Roadway Services, Inc.           85,100  4,159
TNT Freightways Corp.            71,900  1,447
                                         11,095
TOTAL TRANSPORTATION                     116,934
UTILITIES - 4.9%
TELEPHONE SERVICES - 4.9%
Ameritech Corp.                 682,700  40,279
BellSouth Corp.                 908,800  39,534
NYNEX Corp.                     368,800  19,915
COMMON STOCKS - CONTINUED
                                SHARES   VALUE (NOTE 1)
                                (000S)
UTILITIES - CONTINUED
TELEPHONE SERVICES - CONTINUED
Pacific Telesis Group           564,500 $ 18,981
SBC Communications, Inc.        671,900  38,634
                                         157,343
TOTAL COMMON STOCKS
(Cost $2,343,391)                        2,799,544
CONVERTIBLE PREFERRED STOCKS - 1.0%
BASIC INDUSTRIES - 0.2%
PAPER & FOREST PRODUCTS - 0.2%
James River Corp. cumulative,
  Series P                      337,700  7,894
TECHNOLOGY - 0.8%
COMPUTER SERVICES & SOFTWARE - 0.8%
Ceridian Corp. 3 1/2%           270,600  25,030
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $31,830)                           32,924
CORPORATE BONDS - 1.3%
                                MOODY'S  PRINCIPAL
                             RATINGS (B) AMOUNT (000S)
CONVERTIBLE BONDS - 0.8%
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
POLLUTION CONTROL - 0.1%
Laidlaw, Inc. 6%, 1/31/99          Baa2     $ 3,000     3,585
MEDIA & LEISURE - 0.3%
LODGING & GAMING - 0.3%
HFS, Inc. 4 1/2%, 10/1/99          Baa3      1,220      2,827
Prime Hospitality 7%, 4/15/02        B2      5,570      5,765
                                                        8,592
CORPORATE BONDS - CONTINUED
  PRINCIPAL
  AMOUNT
                                MOODY'S  PRINCIPAL      vALUE (NOTE1)
                             RATINGS (B) AMOUNT (000S)   000S)
CONVERTIBLE BONDS - CONTINUED
RETAIL & WHOLESALE - 0.0%
GENERAL MERCHANDISE STORES - 0.0%
Lechters, Inc. 5%, 9/27/01         -        $ 1,640       $ 1,000
SERVICES - 0.4%
First Financial Management
  Corp. 5%, 12/15/99              A2        6,910         11,177
TOTAL CONVERTIBLE BONDS                                   24,354
NONCONVERTIBLE BONDS - 0.5%
AEROSPACE & DEFENSE - 0.0%
DEFENSE ELECTRONICS - 0.0%
Tracor, Inc. 10 7/8%, 8/15/01     B2        1,500          1,560
HEALTH - 0.2%
MEDICAL FACILITIES MANAGEMENT - 0.2%
Tenet Healthcare Corp. 8 5/8%,
   12/1/03                       Ba2        5,440          5,685
MEDIA & LEISURE - 0.3%
LODGING & GAMING - 0.1%
Red Roof Inns, Inc. 9 5/8%,
  12/15/03                        B3        4,000          3,930
RESTAURANTS - 0.2%
Foodmaker, Inc. 9 3/4%, 6/1/02    B3        4,900          4,533
TOTAL MEDIA & LEISURE                                      8,463
TOTAL NONCONVERTIBLE BONDS                                15,708
TOTAL CORPORATE BONDS
(Cost $37,996)                                            40,062
U.S. TREASURY OBLIGATIONS - 3.5%
11 3/4%, 2/15/10                 Aaa        2,890          4,121
12 3/4%, 11/15/10                Aaa           90            137
Stripped Principal 0%, 2/15/19   Aaa      343,200         82,073
U.S. TREASURY OBLIGATIONS - CONTINUED
                               MOODY'S    PRINCIPAL      VALUE (NOTE 1)
                               RATINGS (B) AMOUNT (000S)     (000S)
7 1/4%, 2/ 15/23                  Aaa      $ 3,355           $ 3,836
6 1/4%, 8/15/23                   Aaa        2,420             2,490
7 1/2%, 11/15/24                  Aaa        4,580             5,505
7 5/8%, 2/15/25                   Aaa        8,070             9,868
6 7/8%, 8/15/25                   Aaa        4,240             4,782
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $105,138)                                              112,812
REPURCHASE AGREEMENTS - 7.4%
                                         MATURITY
                                           AMOUNT
                                           (000S)
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.88% dated
12/29/95 due 1/2/96                      $ 240,289  240,132
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $2,758,487)                                   $ 3,225,474
LEGEND
(1.) Non-income producing
(2.) Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $2,760,619,000. Net unrealized appreciation aggregated $464,855,000, of which $495,964,000 related to appreciated investment securities and $31,109,000 related to depreciated investment securities.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) DECEMBER 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase                                   $ 3,225,474
agreements of $240,132) (cost $2,758,487) -
See accompanying schedule

Receivable for investments sold                                                             20,932

Receivable for fund shares sold                                                             14,266

Dividends receivable                                                                        6,651

Interest receivable                                                                         1,025

Other receivables                                                                           657

 TOTAL ASSETS                                                                               3,269,005

LIABILITIES

Payable for investments purchased                                               $ 39,777

Payable for fund shares redeemed                                                 5,340

Accrued management fee                                                           1,049

Other payables and accrued expenses                                              769

Collateral on securities loaned, at value                                        801

 TOTAL LIABILITIES                                                                          47,736

NET ASSETS                                                                                 $ 3,221,269

Net Assets consist of:

Paid in capital                                                                            $ 2,694,383

Distributions in excess of net investment income                                            (572)

Accumulated undistributed net realized gain (loss) on                                       60,470
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                               466,988
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 142,497 shares outstanding                                                 $ 3,221,269

NET ASSET VALUE, offering price and redemption price per                                    $22.61
share ($3,221,269 (divided by) 142,497 shares)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                 $ 24,937
Dividends

Interest (including income on securities loaned of $128)                           8,764

 TOTAL INCOME                                                                      33,701

EXPENSES

Management fee                                                         $ 5,720

Transfer agent fees                                                     2,672

Accounting and security lending fees                                    391

Non-interested trustees' compensation                                   5

Custodian fees and expenses                                             25

Registration fees                                                       175

Audit                                                                   14

Legal                                                                   12

Miscellaneous                                                           2

 Total expenses before reductions                                       9,016

 Expense reductions                                                     (269)      8,747

NET INVESTMENT INCOME                                                              24,954

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                  177,085

 Foreign currency transactions                                          4          177,089

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                                  201,499

 Assets and liabilities in foreign currencies                           (3)        201,496

NET GAIN (LOSS)                                                                    378,585

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                                   $ 403,539
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                          SIX MONTHS        YEAR ENDED
                                                              ENDED DECEMBER    JUNE 30,
                                                              31,               1995
                                                              1995

                                                              (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                                    $ 24,954          $ 42,354
Net investment income

 Net realized gain (loss)                                      177,089           70,757

 Change in net unrealized appreciation (depreciation)          201,496           273,028

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING               403,539           386,139
FROM OPERATIONS

Distributions to shareholders                                  (29,150)          (37,407)
From net investment income

 From net realized gain                                        (180,707)         (80,847)

 TOTAL DISTRIBUTIONS                                           (209,857)         (118,254)

Share transactions                                             805,462           997,742
Net proceeds from sales of shares

 Reinvestment of distributions                                 189,547           101,857

 Cost of shares redeemed                                       (371,894)         (555,067)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING               623,115           544,532
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                      816,797           812,417

NET ASSETS

 Beginning of period                                           2,404,472         1,592,055

 End of period (including under (over) distribution of net    $ 3,221,269       $ 2,404,472
investment income of $(572) and $3,624,
respectively)

OTHER INFORMATION
Shares

 Sold                                                          36,343            52,253

 Issued in reinvestment of distributions                       8,602             5,464

 Redeemed                                                      (16,728)          (28,996)

 Net increase (decrease)                                       28,217            28,721




 FINANCIAL HIGHLIGHTS     SIX MONTHS ENDED    YEARS ENDED             SIX MONTHS        YEARS ENDED DECEMBER 31,
                          DECEMBER 31, 1995   JUNE 30,                ENDED JUNE 30,

SELECTED PER-SHARE DATA   (UNAUDITED)         1995           1994 F   1993              1992 D                     1991   1990



Net asset value, beginning of period                    $ 21.04    $ 18.61   $ 20.42   $ 18.94     $ 18.46   $ 16.29   $ 17.93

Income from Investment Operations                        .18        .38       .27       .29 E       .45       .53       .70 E
Net investment income

 Net realized and unrealized gain (loss)                 3.01       3.35      .79       1.48        1.09      3.29      (1.60)

 Total from investment operations                        3.19       3.73      1.06      1.77        1.54      3.82      (.90)

Less Distributions                                       (.22)      (.36)     (.31)     (.22)       (.48)     (.50)     (.74)
From net investment income

 From net realized gain                                  (1.40)     (.94)     (2.56)    (.07)       (.58)     (1.15)    -

 Total distributions                                     (1.62)     (1.30)    (2.87)    (.29)       (1.06)    (1.65)    (.74)

Net asset value, end of period                          $ 22.61    $ 21.04   $ 18.61   $ 20.42     $ 18.94   $ 18.46   $ 16.29

TOTAL RETURN B, C                                        15.53%     21.09%    5.41%     9.39%       8.46      24.15     (5.10)%
                                                                                                   %         %

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $ 3,221    $ 2,404   $ 1,592   $ 1,439     $ 1,354   $ 1,320   $ 1,064

Ratio of expenses to average net assets                  .63% A     .66%      .68%      .66% A      .67       .68       .66%
                                                                                                   %         %

Ratio of expenses to average net assets after            .61% A,    .64%      .65%      .66% A      .67       .68       .66%
expense reductions                                       G         G         G                     %         %

Ratio of net investment income to average net assets     1.75% A    2.18%     1.85%     2.94% A,    2.37%     2.84%     4.04%
                                                                                        E                              E

Portfolio turnover rate                                  158% A     157%      207%      261% A      151       267       259%
                                                                                                   %         %


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
D AS OF JANUARY 1, 1992, THE FUND DISCONTINUED THE USE OF EQUALIZATION
ACCOUNTING.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.06 PER SHARE.
F EFFECTIVE JULY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES."

AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
G FMR HAS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1995 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Fund (the fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount, partnerships, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $2,411,782,000 and $2,117,257,000, respectively, of which U.S. government and government agency obligations aggregated $191,238,000 and $117,163,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2700% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .09%. For the period, the management fee was equivalent to an annualized rate of .40% of average net assets.
The Board of Trustees has approved a new group fee rate schedule with rates ranging from .2500% to .5200%. Effective January 1, 1996, FMR voluntarily agreed to implement this new group fee rate schedule as it results in the same or a lower management fee.
DISTRIBUTION AND SERVICE PLAN. Pursuant to the Distribution and Service Plan (the Plan), and in accordance with Rule 12b-1 of the 1940 Act, FMR or the fund's distributor, Fidelity Distributors Corporation (FDC), an affiliate of FMR, may use their resources to pay administrative and promotional expenses related to the sale of the fund's shares. Subject to the approval of the Board of Trustees, the Plan also authorizes payments to third parties that assist in the sale of the fund's shares or render shareholder support services. FMR or FDC has informed the fund that payments made to third parties under the Plan amounted to $9,000 for the period.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annualized rate of .19% of average net assets.
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $998,000 for the period.
5. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. At period end, the value of the securities loaned and the value of collateral amounted to $744,000 and $801,000, respectively.
6. EXPENSE REDUCTIONS.
FMR directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $269,000 under this arrangement.



INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
William J. Hayes, Vice President
Beth Terrana, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox*
Phyllis Burke Davis*
Richard J. Flynn*
Edward C. Johnson 3d
E. Bradley Jones*
Donald J. Kirk*
Peter S. Lynch
Edward H. Malone*
Marvin L. Mann*
Gerald C. McDonough*
Thomas R. Williams*
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank, N.A.
New York, NY
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Stock Fund
Stock Selector
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
Exchanges/Redemptions  1-800-544-7777
Mutual Fund Quotes   1-800-544-8544
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
* INDEPENDENT TRUSTEES
 AUTOMATED LINES FOR QUICKEST SERVICE